EXHIBIT 99.6

WHEN RECORDED RETURN TO:
[____________]
[____________]
[____________]
Attn: [____________]

FIRST AMENDMENT TO
MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

FROM

[______________], a [_________]

TO

[____________], AS TRUSTEE

FOR THE BENEFIT OF

Daniel Ryweck, as Collateral Agent

A CARBON, PHOTOGRAPHIC, FACSIMILE OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN EXHIBIT A HERETO.  THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED.  THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED.  THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

1

FIRST AMENDMENT TO MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

THIS FIRST AMENDMENT TO MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Amendment”) is made as of the ____ day of [__________], 2009, by [___________], a [_______], whose address for notice is [________________] (“Mortgagor”) to [__________], as Trustee, whose address for notice is [_______________] (“Trustee”), for the benefit of Daniel Ryweck, an individual with his principal place of residence at 13911 Ridgedale Drive, Suite 375, Minnetonka, MN 55305, on his own behalf and in his capacity as collateral agent for the benefit of the holders of the Notes (as defined in the Mortgage described below) (together with its successors and assigns, the “Mortgagee”).  Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Mortgage describe below.

R E C I T A L S

A.           Mortgagor has previously executed and delivered in favor of Trustee for the benefit of Mortgagee a certain Mortgage, Deed of Trust, Security Agreement and Financing Statement made as of June 10, 2009, and recorded on [__________] in the office of the County Clerk in [__________], Texas as Instrument #[_________] (the “Mortgage”), which Mortgage encumbers Mortgagor’s interest in the land legally described on Exhibit A attached thereto (the “Land”), in addition to various other real and personal property pledged to the Mortgagee as more fully described in the Mortgage.

B.           Mortgagor and Mortgagee have agreed to modify the Mortgage upon the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency whereof are hereby acknowledged, the parties hereby agree as follows:

1.           Recitals.  The Recitals set forth above are incorporated herein by this reference thereto as if fully set forth herein.

2.           Amendments of Mortgage.  Effective as of the date hereof, the recitals of the Mortgage are hereby amended and restated in their entirety to read as follows:

“A.           Pursuant to that certain Securities Purchase Agreement dated as of June 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “First Purchase Agreement”), by and among South Texas Oil Company, a Nevada corporation (“Borrower”), and the “Buyers” party thereto (the “First Buyers”), Borrower has, among other things, agreed to issue to First Buyers, and First Buyers have agreed to purchase from Borrower, the Notes (as defined in the First Purchase Agreement) (such notes, the “First Notes”), subject in each case to the terms and conditions set forth in the First Purchase Agreement.

2

B.           Mortgagor and the other “Guarantors” party thereto have executed and delivered to Mortgagee that certain Guaranty dated as of June 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “First Guaranty”), pursuant to which Mortgagor has guaranteed the payment and performance of all of the “Obligations” under (and as defined in) the First Guaranty, which includes, without limitation, all obligations, liabilities and indebtedness of Borrower under the First Purchase Agreement and the First Notes.

C.           Pursuant to that certain Securities Purchase Agreement dated as of June [15], 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Purchase Agreement”; and collectively with the First Purchase Agreement, the “Purchase Agreement”), by and among Borrower, and the “Buyers” party thereto (the “Second Buyers”; and together with the First Buyers, “Buyers”), Borrower has, among other things, agreed to issue to Second Buyers, and Second Buyers have agreed to purchase from Borrower, the Second Notes (as defined in the Purchase Agreement) (such notes, the “Second Notes”; and together with the First Notes, the “Notes”), subject in each case to the terms and conditions set forth in the Second Purchase Agreement.

D.           Mortgagor and the other “Guarantors” party thereto have executed and delivered to Mortgagee that certain Guaranty dated as of June [15], 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Guaranty”; and collectively with the First Guaranty, the “Guaranty”), pursuant to which Mortgagor has guaranteed the payment and performance of all of the “Obligations” under (and as defined in) the Second Guaranty, which includes, without limitation, all obligations, liabilities and indebtedness of Borrower under the Second Purchase Agreement and the Second Notes.

E.           Mortgagor has agreed that all of the Indebtedness (as defined in Section 1.03 hereof) is intended to be secured in part by this Mortgage and recorded in those jurisdictions as set forth on Exhibit A of this Mortgage.

F.           The entering into of the Purchase Agreement by the Buyers and the satisfaction of their obligations thereunder were conditioned upon the execution and delivery by Mortgagor of this Mortgage, and Mortgagor has agreed to enter into this Mortgage.”

3.           No Further Amendment.  This Amendment is given solely to amend and modify the Mortgage as set forth herein. No further amendment or modification of the Mortgage is made or intended, and the respective terms and provisions thereof shall, as expressly amended and modified hereby, continue in full force and effect after the date hereof. The warranties, representations, covenants and agreements contained in the Mortgage as herein expressly amended, are hereby ratified, approved and confirmed in every respect. Mortgagor also hereby (i) expressly ratifies and confirms, as of the date of the Mortgage and as of the date hereof, the grant by Mortgagor of the lien on the Land and all of the other property and interests in property created or intended to be created by the Mortgage, in each case as amended and modified hereby and (ii) represents and warrants that Mortgagor has not created or suffered or permitted to exist any other lien upon or in any such property or interests in property subsequent to the execution and delivery of the Mortgage, other than as expressly permitted pursuant to the terms and provisions thereof.  Mortgagor has no claims, claims of offset or causes of action against Mortgagee, and no defenses to its performance of all Indebtedness.

3

4.           No Release.  The indebtedness, liabilities and other obligations secured by the Mortgage are continuing obligations and nothing contained herein shall be deemed to release, terminate or subordinate any lien created or evidenced thereby and all such liens and the priority thereof shall relate back to the recordation date for the Mortgage as referenced herein. This Amendment is not intended and shall not be deemed or construed to in any way affect the enforceability or priority of the Mortgage or constitute a novation, termination or replacement of all or any part of the indebtedness, liabilities or other obligations secured thereby.

5.           Governing Law; Severability.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.  The invalidity, illegality or unenforceability of any provision of this Amendment shall not affect or impair the validity, legality or enforceability of the remainder of this Amendment or the Mortgage, and to this end, the provisions of this Amendment are declared to be severable.

[Signature Page Follows]

4

IN WITNESS WHEREOF, Mortgagor and Mortgagee have each executed this Amendment on the date set forth in their respective acknowledgments hereto, to be effective as of the date first above written.

MORTGAGOR:

[____________], a [__________]

By:________________________________
Name:
Title:

MORTGAGEE:

________________________________
Daniel Ryweck

STATE OF TEXAS	)
)
COUNTY OF _____	)
)
CITY OF _______________	)

The foregoing instrument was acknowledged before me this ____ day of ________, 2009, by ____________ as ____________ of [____________], a [_________], on behalf of said __________.

Witness my hand and official seal.

My Commission Expires:  _______________________________

______________________________________
Notary Public

STATE OF _______	)
)
COUNTY OF _____	)
)
CITY OF _______________	)

The foregoing instrument was acknowledged before me this ____ day of ________, 2009, by Daniel Ryweck.

Witness my hand and official seal.

My Commission Expires:  _______________________________

_____________________________
Notary Public

EXHIBIT A

Property Descriptions

[To be attached]